UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Colt Holding Company LLC	Case No. 15-11296
Reporting Period: 7/6/15 – 8/2/15

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

Affidavit
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements			Note 1
Cash disbursements journals			Note 1
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt			Note 1
Copies of tax returns filed during reporting period			Note 1
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4		Note 1
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

(1) Due to system constraints and/or the volume of records, these items have not been submitted

1 declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Dennis Veilleux	8/31/2015
Signature of Authorized Individual	Date

Dennis Veilleux	Pres / CEO
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Docket No. 419
Filed: 8/31/15

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements (Unaudited) - Colt Defense - US	Reporting Period: 7/6/15-8/2/15
July ‘15 (July 6-August 2)

	BANK ACCOUNTS - Colt Defense - US																CURRENT MONTH
	Wells Fargo Operating -2949	Wells Fargo Payroll - 3093	Wells Fargo Depository-8611	Wells Fargo Accounts Payable-0355	Wells Fargo Operating -3119	Wells Fargo CD Operating -3127	Wells Fargo NCHC Operating-3150	Wells Fargo Operating -4004	Wells Fargo- 3143	Bank of America-9395	Bank of America-4636	Bank of America-7604	Bank of America-5012	Interaudi Bank- 3410	JPMorgan- 1103	BMO Harris Bank 6366	ACTUAL
CASH BEGINNING OF MONTH	8,853,102	—	—	—	105,480	23,500	23,000	12,927	—	12,879	78,860	—	—	484,590	849,603	3,417,298	13,861,239
RECEIPTS
Cash Sales																	—
Accounts Receivable	—	—	11,706,415	—	—	—	—	—	—	188,629	396,481	—	—	—	—	—	12,291,525
Loans and Advances																	—
Sale of Assets																	—
Other (attach list)														82			82
Transfers (from dip accts)			9,890,536														9,890,536
Intercompany Transfers																	—
TOTAL RECEIPTS	$—	$—	$21,596,951	$—	$—	$—	$—	$—	$—	$188,629	$396,481	$—	$—	$82	$—	$—	22,182,143
Disbursements
Net Payroll		2,105,818			37,538												2,143,356
Payroll Taxes		1,107,757			18,546												1,126,303
401K	265,841				7,876												273,717
Expense Reports	40,388																40,388
Insurance Claims	798,847				2,637												801,484
Government Agencies	2,397,253																2,397,253
Bank Fees	6,834							90		1,109	1,190						9,223
Inventory	7,319,255																7,319,255
Freight	259,021																259,021
Maintenance	116,972																116,972
Supplies MRO	720,629																720,629
Outside Services	203,933																203,933
Utilities	280,102																280,102
Information Technology	18,456																18,456
International Comm	93,803																93,803
Domestic Comm	104,516																104,516
Administration	91,121																91,121
Insurance premiums	159,883																159,883
Legal																	—
Marketing	66,212																66,212
Consulting	17,351																17,351
Rent																	—
MISC	15,338																15,338
Restructuring, Legal & Advisors	830,679																830,679
Interest																	—
O/S checks & reconciling items	1,959	72,523	—	1,410,421	(10,227)	—	—	—	—	—	—	—	—	—	—	—	1,474,677
TOTAL DISBURSEMENTS	$13,808,393	$3,286,098	$—	$1,410,421	$56,370	$—	$—	$90	$—	$1,109	$1,190	$—	$—	$—	$—	$—	$18,563,672

Bank Account Transfers	$18,985,206	$3,213,575	$(21,596,951)	$—	$67,720			$—	$—	$(197,899)	$(471,651)	$—	$—	$—	$—	$—	$—

Intercompany Transfer (Colt Canada)	(1,691,404)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,691,404)

NET CASH FLOW	$3,485,409	$(72,523)	$—	$(1,410,421)	$11,350	$—	$—	$(90)	$—	$(10,379)	$(76,360)	$—	$—	$82	$—	$—	$5,309,876

Cash - End of Month	$12,338,511	$(72,523)	$—	$(1,410,421)	$116,830	$23,500	$23,000	$12,837	$—	$2,500	$2,500	$—	$—	$484,672	$849,603	$3,417,298	$15,788,307

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements (Unaudited) - Colt Defense - Canada	Reporting Period: 7/6/15-8/2/15
July ‘15 (July 6-Aug 2)

	BANK ACCOUNTS - CANADA (in USD)												CURRENT MONTH
	BoA #3203 - A/R	BoA #3211 - A/P	BoA #3104 - A/R	BoA #3112 - A/P	BoA #3419 - A/R	BoA #3401 - A/P	WF #7549 - A/R	WF #7531 - A/P	WF #8241 - A/R	WF #8258 - A/P	WF #7564 - A/R	WF #7556 - A/P	ACTUAL
CASH BEGINNING OF MONTH (1)	259,162	1,437	—	2,846	5,474	254	0	315,563	—	101,085	—	162,382	848,202
RECEIPTS
Cash Sales													—
Accounts Receivable	48,126	—	—	—	—	—	1,392,682	—	—	—	92,009	—	1,532,818
Loans and Advances													—
Sale of Assets													—
Other (attach list)	—	—	—	—	—	—	11,840	—	—	—	—	—	11,840
Transfers (from dip accts)													—
Intercompany Transfers													—
TOTAL RECEIPTS	$48,126	$—	$—	$—	$—	$—	$1,404,523	$—	$—	$—	$92,009	$—	1,544,658

Disbursements
Net Payroll	—	—	—	—	—	—	—	381,388	—	—	—	—	381,388
Taxes	—	—	—	—	—	—	—	53,700	—	—	—	—	53,700
401K													—
Expense Reports													—
Insurance Claims													—
Government Agencies													—
Bank Fees	—	269	—	140	—	99	—	2,545	—	839	—	—	3,893
Inventory	—	—	—	—	—	—	—	503,967	—	151,806	—	2,520	658,293
Freight	—	—	—	—	—	—	—	25,305	—	204	—	—	25,509
Maintenance	—	—	—	—	—	—	—	—	—	—	—	—	—
Supplies MRO								10,931					10,931
Outside Services													—
Utilities								37,393					37,393
Information Technology													—
International Comm													—
Domestic Comm													—
Administration	—	—	—	—	—	—	—	124,729	—	4,854	—	—	129,583
Insurance premiums													—
Legal	—	—	—	—	—	—	—	879	—	—	—	—	879
Marketing													—
Consulting													—
Rent								4,922					4,922
MISC	—	—	—	—	—	—	—	108,360	—	—	—	3,162	111,522
Restructuring, Legal & Advisors													—
Interest													—
TOTAL DISBURSEMENTS	$—	$269	$—	$140	$—	$99	$—	$1,254,119	$—	$157,702	$—	$5,682	$1,418,012

Bank Account Transfers	$(257,178)	$—	$—	$—	$—	$—	$(1,404,523)	$2,621,396	$—	$691,405	$(92,009)	$92,009	$1,651,101

NET CASH FLOW	$(209,052)	$(269)	$—	$(140)	$—	$(99)	$—	$1,367,277	$—	$533,703	$—	$86,327	$1,777,747

Cash - End of Month	$50,110	$1,168	$—	$2,706	$5,474	$154	$0	$1,682,840	$—	$634,787	$—	$248,709	$2,625,948

(1) Begnning balances are based on foreign exchange rates as of the end of the month

Colt Holding Company LLC	Case No.: 15-11296
MOR-1: Schedule of Receipts & Disbursements - Summary	Reporting Period: 7/6/15-8/2/15
July ‘15 (July 6-August 2)

Debtor Name	Case No.	Disbursements
Colt Defense LLC	15-11287	—
Colt Defense Technical Services LLC	15-11288	—
Colt Finance Corp.	15-11289	—
New Colt Holding Corp.	15-11290	—
Colt International Cooperatief U.A.	15-11291	90
Colt’s Manufacturing Company LLC	15-11292	18,507,212
Colt Security LLC	15-11293	56,370
Colt Canada Corporation	15-11294	1,418,012
CDH II Holding Inc.	15-11295	—
Colt Holding Company LLC	15-11296	—
TOTAL		$19,981,684

Colt Holding Company LLC	Case No.: 15-11296
MOR-1a Bank Reconciliations	Reporting Period: 7/6/15-8/2/15
July ‘15 (July 6-August 2)

Bank Reconciliations

	BANK ACCOUNTS - Colt Defense (excl Canada)
	Wells Fargo Operating -2949	Wells Fargo Payroll - 3093 (1)	Wells Fargo Depositary- 8611 (1)	Wells Fargo Accounts payable- 0355 (1)	Wells Fargo Operating - 3119	Wells Fargo CD Operating - 3127	Wells Fargo NCHC Operating-3150	Wells Fargo Operating - 4004	Walls Fargo- 3143	Bank of America-9395	Bank of America 4636	Bank of America-7604	Bank of America-5012	Interaudi Bank- 3410	JPMorgan- 1103	BMO Harris Bank-6366
Account #	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16
Balance per Books	12,338,511	(72,523)	—	(1,410,421)	116,830	23,500	23,000	12,837	—	2,500	2,500	—	—	484,672	849,603	3,417,298

Bank Balance	12,340,470	—	—	—	106,603	23,500	23,000	12,837	—	2,500	2,500	—	—	484,672	849,603	3,417,298
+ Deposits in Transit	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
- Outstanding Checks	—	(72,523)	—	(1,409,721)	—	—	—	—	—	—	—	—	—	—	—	—
Other (2)	(1,959)	—	—	(700)	10,227	—	—	—	—	—	—	—	—	—	—	—
Adjusted Bank Balance (Book Balance)	12,334,511	(72,523)	—	(1,410,421)	116,830	23,500	23,000	12,837	—	2,500	2,500	—	—	484,672	849,603	3,417,298

(1) ZBA accounts. Once the checks are cashed the funds will be transferred from the WF Operating Account (Acct #1)

(2) Consists of Credit card adjustments and other reconciling items

	BANK ACCOUNTS - Canada (In USD)
	BoA #3203 - A/R	BoA #3211 - A/P	BoA #3104 - A/R	BoA #3112 - A/P	BoA #3419 - A/R	BoA #3401 - A/P	WF #7549 - A/R	WF #7531 - A/P	WF #8241 - A/R	WF #8258 - A/P	WF #7564 - A/R	WF #7556 - A/P
Accounts #	1	2	3	4	5	6	7	8	9	10	11	12
Balance per Books	50,110	1,168	—	2,706	5,474	154	0	1,682,840	—	634,787	—	248,709

Bank Balance	50,110	1,168	—	2,706	5,474	154	0	1,880,190	—	656,163	—	248,709
+ Deposits in Transit	—	—	—	—	—	—	—	—	—	—	—	—
- Outstanding Checks	—	—	—	—	—	—	—	(197,350)	—	(21,375)	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted Bank Balance (Book Balance)	50,110	1,168	—	2,706	5,474	154	0	1,682,840	—	634,787	—	248,709

I attest each of the Debtors’ corporate bank accounts in reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each fiscal month.

/s/ Dennis Veilleux	Dennis Veilleux
Authorized Representative	Printed Name of Authorized Representative

Colt Holding Company LLC MOR-1b Schedule of Professional Fees Paid July ‘15 (July 6 - Aug 2)	Case No.: 15-11296 Reporting Period: 7/6/15-8/2/15

				Current Month Amt Paid		Inception -To-Date Amt Paid
PAYEE	Period Covered	Amount Approved	Payor	Fees	Expenses	Fees	Expenses
None to report for the period

Colt Holding Company LLC MOR-2 Statement of Operations July ‘15 (July 6 - Aug 2) $ in Thousands	Case No.: 15-11296 Reporting Period: 7/6/15-8/2/15

Debtor Identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
		U.S. Operations		Canadian Operations		1% Owner Dutch			Part of 4/9/15	Colt Security Guard	Part of 4/9/15	Eliminates Colt	Consolidated
Brief Description of Each Entity	Holding Company	Company	Holding Company	Company	Dutch Coop	Coop	Elim Entity	SEC Reporting Entity	Reorganizaton	Related Activity	Reorganizaton	Security LLC Activity	Debtors
		Colt’s Manufacturing	New Colt Holding	Colt Canada	Colt International	Colt Defense		Colt Defense LLC			Colt Holding		Colt Holding
	Colt Defense LLC	Company LLC	Corp.	Corporation	Cooperatief U.A.	Tehnical Services LLC	Elimination Entity #1	Total	CDH II Holdco Inc.	Colt Security LLC	Company LLC	Elimination Entity #2	Company LLC Total
Current Month
Net Sales	$—	$15,264	$—	$1,047	$—	$—	$(93)	$16,218	$—	$67	$—	$(67)	$16,218
Cost of sales	—	14,978	—	857	—	—	(84)	15,751	—	66	—	(67)	15,750
Gross profit $	—	286	—	190	—	—	(9)	467	—	1	—	—	468
Gross Margin %	0.0%	1.9%	0.0%	18.1%	0.0%	0.0%	9.7%	2.9%		1.5%		0.0%	2.9%

Sales and Marketing	—	428	—	108	—	—	—	536	—	—	—	—	536
Commissions	—	261	—	5	—	—	—	266	—	—	—	—	266
General and Administrative	6	1,072	1	167	(2)	—	(1)	1,243	—	—	—	—	1,243
Research and development	—	149	—	(87)	—	—	—	62	—	—	—	—	62
Total SG&A	6	1,910	1	193	(2)	—	(1)	2,107	—	—	—	—	2,107
											—
Operating income	(6)	(1,624)	(1)	(3)	2	—	(8)	(1,640)	—	1	—	—	(1,639)
Interest expense	(979)	—	(1,601)	—	—	—	—	(2,580)	—	—	—	—	(2,580)
Foreign Currency Gain/(Loss)	—	126	—	14	—	—	—	140	—	—	—	—	140
Intercompany Interest	—	(16)	—	17	—	—	(1)	—	—	—	—	—	—
Royalty Expense	—	—	—	(9)	—	—	9	—	—	—	—	—	—
Other income (expense)	—	13	331	—	—	—	(324)	20	—	—	—	—	20
Income before taxes - Cont. Ops	(985)	(1,501)	(1,271)	19	2	—	(324)	(4,060)	—	1	—	—	(4,059)

Reorganization Items - Post Petition
Professional Fees	—	3,773	—	15	—	—	—	3,788	—	—	—	—	3,788
US Trustee Quarterly Fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Other reorganization Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Reorganization Expenses	—	3,773	—	15	—	—	—	3,788	—	—	—	—	3,788

Income tax expense (benefit)	—	2	—	11	—	—	—	13	—	—	—	—	13
Net Income (Loss)	(985)	(5,276)	(1,271)	(7)	2	—	(324)	(7,861)	—	1	—	—	(7,860)

Taxes	—	2	—	11	—	—	—	13	—	—	—	—	13
Depreciation	—	507	—	38	—	—	—	545	—	—	—	—	545
Amortization	—	200	—	26	—	—	—	226	—	—	—	—	226
Interest Expense	979	—	1,601	—	—	—	—	2,580	—	—	—	—	2,580
Severance Costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring Legal Entity (i)	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring Bankruptcy (ii)	—	3,773	—	91	—	—	—	3,864	—	—	—	—	3,864
Florida Lease Termination (iii)	—	—	—	—	—	—	—	—	—	—	—	—	—
Sciens Management Fees and Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
D&O incremental expense (iv)	—	194	—	—	—	—	—	194	—	—	—	—	194
Other income (expense)	—	(123)	(331)	(22)	—	—	316	(160)	—	—	—	—	(160)
Adjusted EBITDA	$(6)	$(723)	$(1)	$137	$2	$—	$(8)	$(599)	$—	$1	$—	$—	$(598)

Note: Represents the entire month of June

(i) Restructuring Legal Entity - Costs associated with Colt’s April 9, 2015 legal entity restructuring.

(ii) Restructuring Bankruptcy - Bankruptcy related costs included in General and Administrative expenses

(iii) Florida Lease Termination - Costs associated with the termination of Colt’s Florida Facility lease of which approximately $50K were lease termination costs.

(iv) D&O Incremental Expense - Incremental D&O insurance costs associated with higher D&P premiums given Colt’s bankruptcy filing.

Colt Holding Company LLC MOR-3 Balance Sheet July ‘15 (July 6 - Aug 2) $ in Thousands	Case No.: 15-11296 Reporting Period: 7/6/15-8/2/15

Debtor Identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
						1% Owner				Colt Security		Eliminates Colt
Brief Description of Each Entity	Holding Company	U.S. Operations Company	Holding Company	Canadian Operations Company	Dutch Coop	Dutch Coop	Elim Entity	SEC Reporting Entity	Part of 4/9/15 Reorganizaton	Guard Related Activity	Part of 4/9/15 Reorganizaton	Security LLC Activity	Consolidated Debtors
						Colt Defense							Colt Holding
	Colt Defense LLC	Colt’s Manufacturing Company LLC	New Colt Holding Corp.	Colt Canada Corporation	Colt International Cooperatief U.A.	Technical Services LLC	Elimination Entity #1	Colt Defense LLC Total	CDH II Holdco Inc.	Colt Security LLC	Colt Holding Company LLC	Elimination Entity #2	Company LLC Total
ASSETS
Current Assets:
Cash and Cash Equivalents	$24	$10,935	$23	$2,626	$12	$—	$—	$13,620	$—	$117	$—	$—	$13,737
Restricted Cash	—	4,180	—	—	—	—	—	4,180	—	—	—	—	4,180
Accounts receivable	—	12,100	—	1,900	—	—	—	14,000	—	16	—	(16)	14,000
Inventories, net	—	42,515	—	5,770	—	—	(94)	48,191	—	—	—	—	48,191
Other current assets	70	5,666	2	1,008	14	—	(1)	6,759	—	—	—	—	6,759
Preferred Dividend Receivable	—	—	3,124	—	—	—	(3,124)	—	—	—	—	—	—
Current Deferred Tax Asset	—	—	—	148	—	—	—	148	—	—	—	—	148
Total current assets	94	75,396	3,149	11,452	26	—	(3,219)	86,898	—	133	—	(16)	87,015
													—
Property & Equipment - Cost													0
PP&E - Cost	—	55,078	—	7,119	—	—	—	62,197	—	—	—	—	62,197
PP&E - A/D	—	(37,121)	—	(3,545)	—	—	—	(40,666)	—	—	—	—	(40,666)
Net property and equipment	—	17,957	—	3,574	—	—	—	21,531	—	—	—	—	21,531
													—
Other Assets													0
Intercompany (Pay) Rec													—
Colt Defense	—	(19,525)	11,135	—	—	—	8,390	—	—	—	—	—	—
Colt Canada	—	747	—	—	—	—	(747)	—	—	—	—	—	—
Colt International	—	138	—	—	—	—	(138)	—	—	—	—	—	—
CMC	1,082	203	(49,748)	4,702	—	—	43,761	—	—	—	—	—	—
NCHC	—	30,369	—	—	—	—	(30,369)	—	—	—	—	—	—
Tech Services	—	(79)	—	—	—	79		—	—	—	—	—	—
Investment in CMC/NCHC	269,111	—	90,077	—	—	—	(359,188)	—	—	—	—	—	—
Investment in Canada	—	—	—	—	49,000	—	(49,000)	—	—	—	—	—	—
Goodwill	—	168,319	—	8,228	—	—	(168,319)	8,228	—	—	—	—	8,228
Intangible assets, finite-lived	—	5,383	—	2,561	—	—	—	7,944	—	—	—	—	7,944
Trademarks	—	38,350	—	—	—	—	—	38,350	—	—	—	—	38,350
Deferred financing costs	2,861	—	1,368	—	—	—	—	4,229	—	—	—	—	4,229
Other assets	—	443	—	—	—	—	—	443	—	—	—	—	443
Archive inventory	—	336	—	—	—	—	—	336	—	—	—	—	336
Deferred leasing costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid license fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Long-term deferred tax	—	—	—	—	—	—	—	—	—	—	—	—	—
Long-term restricted cash	—	572	—	—	—	—	—	572	—	—	—	—	572
Total Other Assets	273,054	225,256	52,832	15,491	49,000	79	(555,610)	60,102	—	—	—	—	60,102.00

TOTAL ASSETS	$273,148	$318,609	$55,981	$30,517	$49,026	$79	$(558,829)	$168,531	$—	$133	$—	$(16)	$168,648

Colt Holding Company LLC MOR-3 Balance Sheet July ‘15 (July 6 - Aug 2) $ in Thousands	Case No.: 15-11296 Reporting Period: 7/6/15-8/2/15

Debtor Identification Number	15-11287	15-11292	15-11290	15-11294	15-11291	15-11288	N/A	N/A	15-11295	15-11293	15-11296	N/A	N/A
						1% Owner				Colt Security		Eliminates Colt
Brief Description of Each Entity	Holding Company	U.S. Operations Company	Holding Company	Canadian Operations Company	Dutch Coop	Dutch Coop	Elim Entity	SEC Reporting Entity	Part of 4/9/15 Reorganizaton	Guard Related Activity	Part of 4/9/15 Reorganizaton	Security LLC Activity	Consolidated Debtors
						Colt Defense							Colt Holding
	Colt Defense LLC	Colt’s Manufacturing Company LLC	New Colt Holding Corp.	Colt Canada Corporation	Colt International Cooperatief U.A.	Technical Services LLC	Elimination Entity #1	Colt Defense LLC Total	CDH II Holdco Inc.	Colt Security LLC	Colt Holding Company LLC	Elimination Entity #2	Company LLC Total
LIABILITIES and EQUITY
Current liabilities:
Capital Lease Obligation Current	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Intercompany Payable:
Colt Defense	—	26			138		(164)	—	—	—	—	—	—
Colt Canada	—	4,753					(4,753)	—	—	—	—	—	—
CMC	(19,525)		30,369	899			(11,743)	—	—	—	—	—	—
NCHC	11,135	17,357					(28,492)	—	—	—	—	—	—
Revolver Advance	—	—	—	—	—	—	—	—	—	—	—	—	—
Current Debt	37,237	—	81,923	—	—	—	—	119,160	—	—	—	—	119,160
Accounts payable	—	14,899		1,349		—	—	16,248	—	—	—	—	16,248
Accrued Interest	452		792	12	—	—	—	1,256	—	—	—	—	1,256
Accrued Commissions	—	1,751	—	22	—	—	—	1,773	—	—	—	—	1,773
Accrued Compensation & Benefits	—	3,625	—	206	—	—	—	3,831	—	—	—	—	3,831
Accrued Taxes	—	769	—	278	—	—	—	1,047	—	—	—	—	1,047
Accrued warranty/M240 contract liab	—	1,315	—	65	—	—		1,380	—	—	—	—	1,380
Accrued expenses	1	8,279		1,350	1	—	—	9,631	—	54	—	(16)	9,669
Distributions payable to members	—	—	—	—	—	—	—	—	—	—	—	—	—
Current Portion Deferred Inc	—	3,993	—	—	—	—	—	3,993	—	—	—	—	3,993
Current Portion of Empl Benefit Costs	—	1,482	—	—	—	—	—	1,482	—	—	—	—	1,482
Customer Advances	—	3,013	—	6,379	—	—	—	9,392	—	—	—	—	9,392
Preferred Dividend Payable	—	3,124	—	—	—	—	(3,124)	—	—	—	—	—	—
Total current liabilities	29,300	64,386	113,084	10,560	139	—	(48,276)	169,193	—	54	—	(16)	169,231
Long-Term Liabilities
Senior Notes	—	—	—	—	—	—	—	—	—	—	—	—	—
Term Loan - Long-term Portion	—	—	—	—	—	—	—	—	—	—	—	—	—
L/T distributions payable to members	—	—	—	—	—	—	—	—	—	—	—	—	—
Accumulated Post-Retirement Health	—	25,208	—	—	—	—	—	25,208	—	—	—	—	25,208
Pension Liabilities, less current portion	—	12,305	—	—	—	—	—	12,305	—	—	—	—	12,305
Other Long-term Liabilities	—	4,791	1,111	—	—	—	—	5,902	—	—	—	—	5,902
Deferred Taxes Payable	—	—	12,381	1,166	1,270	—	—	14,817	—	—	—	—	14,817
Deferred Income	—	577	—	—	—	—	—	577	—	—	—	—	577
Total Long-Term Liabilities	—	42,881	13,492	1,166	1,270	—	—	58,809	—	—	—	—	58,809

Liabilities Subject to Compromise
Senior Note Accrued Interest *	12,623	—	—	—	—	—	—	12,623	—	—	—	—	12,623
Senior Notes, net of discount	245,497	—	—	—	—	—	—	245,497	—	—	—	—	245,497
Total Pre-Petition Liabilities	258,120	—	—	—	—	—	—	258,120	—	—	—	—	258,120

Total Liabilities	287,420	107,267	126,576	11,726	1,409	—	(48,276)	486,122	—	54	—	(16)	486,160

SHAREHOLDERS’ EQUITY
Common Units Repurchased	(64,538)	—		—	—	—	—	(64,538)	—	—	—	—	(64,538)
Tax Distributions to LLC Members	(69,759)	—		—	—	—	—	(69,759)	—	—	—	—	(69,759)
Investment by Parent	—	—	13,924	—	49,000	—	(62,924)	—	—	—	—	—	—
Members’ Equity	127,417	190,417	(8,919)	33,252	(1,767)	—	(447,368)	(106,968)	—	71	—	—	(106,897)
Preferred Stock	—	66,048	(66,048)	—	—	—		—	—	—	—	—	—
Accumulated OCI - Pension & PRHP	—	(21,589)	—			—	—	(21,589)	—	—	—	—	(21,589)
Accumulated OCI - Other	—	—	—	(5,469)	178	—		(5,291)	—	—	—	—	(5,291)
Currency Translation	—	—		—	(177)	—	2,039	1,862	—	—	—	—	1,862
Net Income	(15,316)	(28,966)	(4,120)	(528)	(78)	—	(2,300)	(51,308)	—	8	—	—	(51,300)
Dividends Paid	—	—	—	(8,464)	(8,003)	—	—	(16,467)	—	—	—	—	(16,467)
Dividends Received	7,924	5,432	(5,432)	—	8,464	79	—	16,467	—	—	—	—	16,467

Total Member’s deficit	(14,272)	211,342	(70,595)	18,791	47,617	79	(510,553)	(317,591)	—	79	—	—	(317,512)

TOTAL LIABILITIES & MEMBER’S DEFICIT	$273,148	$318,609	$55,981	$30,517	$49,026	$79	$(558,829)	$168,531	$—	$133	$—	$(16)	$168,648

* Senior Note Accrued Interest does not include post petition accrued interest.

Colt Holding Company LLC	Case No.: 15-11296
MOR-4 Status of Postpetition Taxes	Reporting Period: 7/6/15-8/2/15
July ‘15 (July 6 - Aug 2)
Consolidated

STATUS OF POSTPETITION TAXES

		Amount
	Beginning Tax	withheld or				Ending Tax
	Liability	accrued	Amount paid	Date paid	Check No. or EFT	Liability
Federal
Withholding	105,595	484,948	472,738	Various	Various	117,805
FICA-Employee	59,718	285,551	283,572	Various	Various	61,697
FICA-Employer	75,644	254,919	252,997	Various	Various	77,567
Unemployment	2,816	10,068	10,106	Various	Various	2,778
Income	12,491	77,207	77,270	Various	Various	12,428
Other (1)	2,514,785	626,480	2,435,656	Various	Various	705,610
Total Federal Taxes	2,771,050	1,739,174	3,532,339			977,885

State and Local
Withholding	35,081	156,554	154,774	Various	Various	36,861
Sales	426	86,566	(1,555)	Various	Various	88,547
Excise	307	614	—	Various	Various	921
Unemployment	9,288	12,735	12,859	Various	Various	9,163
Real Property	3,240	6,480	—	Various	Various	9,719
Personal Properly	(6,062)	44,220	—	Various	Various	38,158
Other (EHT)	1,463	6,964	6,825	Various	Various	1,601
Total State and Local	43,741	314,133	172,904			184,971
Total Taxes	2,814,792	2,053,307	3,705,243			1,162,856

(1) Inclues federal excise tax (US) and corporate installment taxes (CAN)

I attest that to the best of my knowledge, the Debtors have filed all necessary federal, state, and local tax returns and made all required post petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights

/s/ Dennis Veilleux	Dennis Veilleux
Authorized Representative	Printed Name of Authorized Representative

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total

Administration	87,747	7,613	—	—	—	95,360
Employee	19,023	2,020	—	—	—	21,043
Government Agencies	—	—	—	—	—	—
Inventory	4,979,129	1,464,654	—	—	—	6,443,783
Insurance Payable	2,342	52,189	—	—	—	54,532
Information Tech -Computers	29,327	2,244	—	—	—	31,571
Freight	70,752	35	—	—	—	70,787
Lease Payable	—	5,027	—	—	—	5,027
Marketing / Advertising	41,635	33,254	—	—	—	74,889
Maintenance	85,471	31,975	—	—	—	117,446
Outside Service	76,822	36,236	—	—	—	113,058
MRO / Supplies	234,552	83,557	—	—	—	318,109
Commission	15,302	—	—	—	—	15,302
Legal	30,448	—	—	—	—	30,448
Outside Consultants	34,165	79,723	—	—	—	113,887
Restructuring	713,076	—	—	—	—	713,076
Utilities	15,872	—	—	—	—	15,872
Other	668	180	—	—	—	848
Canada Accounts Payable	252,740	142,581	10,302	733	478	406,834
Canada Commissions	—	12,858	—	—	—	12,858
Total Postpetition Debts	6,689,072	1,954,144	10,302	733	478	8,654,730

Colt Holding Company LLC	Case No.: 15-11296
MOR-5 A/R Reconciliation & Aging	Reporting Period: 7/6/15-8/2/15
July ‘15 (July 6 - Aug 2)
Consolidated

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$11,388,264
+ Amounts billed during the period	15,823,586
- Amounts collected during the period	(12,635,214)
Total Accounts Receivable at the end of the reporting period	$14,576,636

Accounts Receivable Aging	Amount
0 - 30 days old	$11,470,555
31 - 60 days old	1,945,756
61 - 90 days old	162,698
91 + days old	997,627
Total Accounts Receivable	14,576,636
Amount considered uncollectible (Bad Debt)	(241,090)
Accounts Receivable (Net)	$14,335,546

Note: Aging represents trade accounts receivable. Will not reconcile to total AR on balance sheet due to other items including advances, reserve for cash discounts and other receivables

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X